NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED AUGUST 17, 2020

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2020

1.	Effective September 30, 2020, Nuveen Symphony Floating Rate Income Fund will be renamed Nuveen Floating Rate Income Fund.

2.

Kevin Lorenz, CFA, has been named a portfolio manager of Nuveen Symphony Floating Rate Income Fund. Scott Caraher will continue to serve as a portfolio manager of the fund, and Jenny Rhee will continue to serve as a portfolio manager of the fund until October 1, 2020.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SFRIS-0820P